SOMATIX THERAPY CORPORATION

                     STOCK PURCHASE AGREEMENT

                          August 15, 1995

                         TABLE OF CONTENTS



                                                               PAGE

1.   Purchase and Sale . . . . . . . . . . . . . . . . . . . . .  1
     1.1  The First Purchase . . . . . . . . . . . . . . . . . .  1
     1.2  The Second Purchase. . . . . . . . . . . . . . . . . .  1
     1.3  Closing . . . . . . . . . . . . . . . . . . . . . . .   2
     1.4  Other Actions. . . . . . . . . . . . . . . . . . . . .  2



     2.   Conditions to Obligations. . . . . . . . . . . . . . .  2
          2.1  Conditions to Investor's Obligations
               at Closing. . . . . . . . . . . . . . . . . . . .  2
          2.2  Conditions to the Company's Obligations
               at Closing  . . . . . . . . . . . . . . . . . . .  3

     3.   Representations and Warranties of the Company. . . . .  4
          3.1  Corporate Power . . . . . . . . . . . . . . . . .  4
          3.2  Authorization . . . . . . . . . . . . . . . . . .  4
          3.3  Governmental Approvals. . . . . . . . . . . . . .  4
          3.4  Litigation. . . . . . . . . . . . . . . . . . . .  4
          3.5  Subsidiaries; Charter Documents . . . . . . . . .  4
          3.6  Financial Statements. . . . . . . . . . . . . . .  4
          3.7  Absence of Certain Developments . . . . . . . . .  5
          3.8  Absence of Undisclosed Liabilities. . . . . . . .  5
          3.9  Business. . . . . . . . . . . . . . . . . . . . .  5
          3.10 Non-Contravention . . . . . . . . . . . . . . . .  5
          3.11 Filings . . . . . . . . . . . . . . . . . . . . .  5

     4.   Representations and Warranties of Investor . . . . . .  6
          4.1  Investment Experience.. . . . . . . . . . . . . .  6
          4.2  Purchase for Own Account. . . . . . . . . . . . .  6
          4.3  Restricted Securities . . . . . . . . . . . . . .  6
          4.4  Information . . . . . . . . . . . . . . . . . . .  6
          4.5  Legend. . . . . . . . . . . . . . . . . . . . . .  7

     5.   Investor Rights. . . . . . . . . . . . . . . . . . . .  7
          5.1  Information Rights. . . . . . . . . . . . . . . .  7
          5.2  Board Representation. . . . . . . . . . . . . . .  7
          5.3  Rights with Respect to Oncology Partnership
               Proposals . . . . . . . . . . . . . . . . . . . .  7

     6.   Registration Rights. . . . . . . . . . . . . . . . . .  9





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     7.   Miscellaneous. . . . . . . . . . . . . . . . . . . . .  9
          7.1  No Waiver; Cumulative Remedies. . . . . . . . . .  9
          7.2  Amendments, Waivers and Consents. . . . . . . . .  9
          7.3  Addresses for Notices . . . . . . . . . . . . . . 10
          7.4  Expenses. . . . . . . . . . . . . . . . . . . . . 10
          7.5  Successors and Assigns. . . . . . . . . . . . . . 10
          7.6  Survival of Representations and Warranties. . . . 11
          7.7  Prior Agreements. . . . . . . . . . . . . . . . . 11
          7.8  Severability. . . . . . . . . . . . . . . . . . . 11
          7.9  Public Disclosure . . . . . . . . . . . . . . . . 11
          7.10 Governing Law . . . . . . . . . . . . . . . . . . 11
          7.11 Headings. . . . . . . . . . . . . . . . . . . . . 11
          7.12 Counterparts. . . . . . . . . . . . . . . . . . . 11
          7.13 Attorney's Fees . . . . . . . . . . . . . . . . . 11



                                ii.

                     STOCK PURCHASE AGREEMENT



          THIS AGREEMENT is made and entered into as of this 15th day of August, 1995 between Somatix Therapy Corporation, a Delaware corporation (the "Company") and Bristol-Myers Squibb Company, a
Delaware corporation ("Investor").

          THE PARTIES HEREBY AGREE AS FOLLOWS:

          1.   PURCHASE AND SALE.

          1.1  THE FIRST PURCHASE.

               a. Upon the terms and subject to the conditions of this Agreement, the Company agrees to sell to Investor, and Investor agrees to purchase from the Company on the First Closing
Date (as defined below) that number of shares of the Company's
Common Stock ("Common Stock") which equals Ten Million Dollars ($10,000,000) divided by [INFORMATION HAS BEEN OMITTED HEREIN PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2.] of the average closing price of the Company's Common Stock as reported by the Nasdaq National Market for the consecutive five (5) business days ending two business days prior to the First Closing Date.

               b. The closing of the transaction contemplated by this Section 1.1 (the "First Closing") shall occur at the close of business on the effective date of this Agreement, or such other date as may be agreed to in writing by the parties (the "First Closing Date").

          1.2  THE SECOND PURCHASE.

               a. Upon the terms and subject to the conditions of this Agreement, the Company agrees to sell to Investor, and Investor agrees to purchase from the Company on the Second Closing Date (as defined below), that number of shares of the Company's
Common Stock which equals Ten Million Dollars ($10,000,000) divided by [INFORMATION HAS BEEN OMITTED HEREIN PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2.] of the average closing price of the Company's Common Stock as reported by the Nasdaq National Market for the consecutive five (5) business days ending two business days prior to the Second Closing Date.

               b. The closing of the transaction contemplated by this Section 1.2 (the "Second Closing") shall occur on the tenth business day following the Company's written notification to Investor that the Company has received the approvals and/or releases from all relevant government agencies or bodies required for the Company to

                                1.

initiate a Phase II GVAX cancer vaccine clinical trial, or at such other time as Investor and the Company may mutually agree in writing (the "Second Closing Date").

          1.3 CLOSING. The First Closing and the Second Closing (collectively, the "Closing" and each, a "Closing") shall take place at 10:00 AM at the offices of Brobeck, Phleger & Harrison in Palo Alto, California, or at such other time and place as Investor and the Company may agree. At each Closing,

               a. Investor shall deliver to the Company the relevant purchase price for the Common Stock being purchased in immediately available funds by check or by wire transfer to an account of the Company designated by the Company, by notice to Investor, on the relevant Closing Date; and

               b.   The Company shall deliver to Investor a
certificate for the Common Stock being purchased at such Closing registered in the name of Investor.

          1.4  OTHER ACTIONS.   The Company and Investor agree to
take any actions necessary, including without limitation any filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("Hart-Scott-Rodino"), to permit the valid issuance and delivery of the shares pursuant to this Section 1. In the event a filing under Hart-Scott-Rodino is required, the applicable Closing Date shall occur no less than ten (10) days following receipt of clearance of such filing.

          2.   CONDITIONS TO OBLIGATIONS.

          2.1  CONDITIONS TO INVESTOR'S OBLIGATIONS AT CLOSING.
The obligation of Investor to purchase and pay for the Common Stock contemplated by Section 1 at the First Closing and Second Closing shall be subject to the satisfaction of each of the following conditions precedent, any one or more of which may be waived by
Investor:

               a. REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Company set forth in
Section 3 shall be true and correct as if made on the applicable Closing Date, provided that the representations set forth in Sections 3.5, 3.7 and 3.8 need be true and correct only on the First Closing Date.

               b. PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

               c.   COMPLIANCE CERTIFICATE.  The Chief Executive
Officer of the Company shall deliver to the Investor at the Closing a certificate certifying that the conditions specified in subsections (a), (b), (e) and (f) have been fulfilled.


                                2.

               d. OPINION OF COUNSEL TO THE COMPANY. Investor shall have received from Brobeck, Phleger & Harrison, counsel for the Company, an opinion dated as of the Closing Date, substantially in the form set forth in EXHIBIT A attached to this Agreement.

               e.   QUALIFICATIONS.   All authorizations,
approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Common Stock to Investor pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

               f. PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the First Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Investor and Investor's counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

          2.2 CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligation of the Company to sell and deliver the Common Stock contemplated by Section 1 at the First Closing and the Second Closing shall be subject to the satisfaction of each of the following conditions precedent, any one or more of which may be waived by the Company:

               a. REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of Investor set forth in Section 4 shall be true and correct as if made on the applicable Closing
Date.

               b. PAYMENT OF PURCHASE PRICE. Investor shall have delivered payment of the aggregate purchase price of the Common
Stock to be purchased by it.

               c. PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be satisfactory in form and substance to the Company and the Company's counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

               d. PERFORMANCE. Investor has performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before such Closing.


               e. QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Common Stock to Investor pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.


                                3.

          3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Investor as follows:

          3.1 CORPORATE POWER. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation in each jurisdiction where failure to qualify would have a materially adverse effect on the business or properties of the Company. The Company has full power and authority to own its property, to carry on its business as presently conducted and to carry out the transactions contemplated hereby.

          3.2 AUTHORIZATION. The Company has full power to execute, deliver and perform this Agreement, and this Agreement has been duly executed and delivered by the Company and is the legal, valid and, assuming due execution by the other parties hereto, binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally, and to general equitable principles. The execution, delivery and performance of this Agreement including the sale, issuance and delivery of the Common Stock, have been duly authorized by all necessary corporate action of the Company.

          3.3 GOVERNMENTAL APPROVALS. Based in part on the representations made by Investor in Section 4, no authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any applicable laws, rules or regulations presently in effect, is or will be necessary for, or in connection with, the offer, issuance, sale, execution and delivery by the Company of the Common Stock or for the performance by the Company of its obligations under this Agreement, except for filings under applicable securities laws which will be made by the Company within the prescribed periods.

          3.4 LITIGATION. There is no litigation or governmental proceeding or investigation pending or, to the best knowledge of the Company, threatened against the Company materially and adversely affecting the execution and delivery of this Agreement or the ability of the Company to issue the shares of its Common Stock to be issued at each Closing.

          3.5  SUBSIDIARIES; CHARTER DOCUMENTS.  As of the First
Closing, the Company has no active subsidiaries and does not otherwise directly or indirectly control any other business entity. The Company has furnished Investor with certified copies of its Certificate of Incorporation and Bylaws, together with any amendments thereto as of the date hereof.

          3.6 FINANCIAL STATEMENTS. The Company has delivered to Investor a copy of the Company's Quarterly Report on Form 10-Q for the quarters ending December 31, 1994 and March 31, 1995 and all subsequent quarters to which the Company is required to file a Quarterly Report on Form 10-Q, and a copy of the

                                4.

Company's Annual Report to Stockholders for the fiscal year ended June 30, 1994, containing audited consolidated and consolidating balance sheets, statements of income and changes in financial position for the Company for the fiscal years ended June 30, 1994, June 30, 1993 and June 30, 1992 and all subsequent Annual Reports to Stockholders (the "Financial Statements"). The Financial Statements are complete and correct in all matters and respects, have been prepared in accordance with generally accepted accounting principles, consistently applied, and fairly present the financial position of the Company as of each such date and the results of operations for each such period then ended.

          3.7 ABSENCE OF CERTAIN DEVELOPMENTS. Since March 31, 1995, except as disclosed in the Financial Statements, there has been no (i) material adverse change in the condition, financial or otherwise, of the Company or its assets, liabilities, properties, business, operations or prospects generally, (ii) declaration, setting aside or payment of any dividend or other distribution with respect to the capital stock of the Company, or (iii) loss, destruction or damage to any property of the Company, whether or not insured, which has or may have a material adverse effect on the Company.

          3.8 ABSENCE OF UNDISCLOSED LIABILITIES. Except as and to the extent reflected or stated in the Financial Statements, except for liabilities arising in the ordinary course of its business since March 31, 1995, the Company has no material accrued or contingent liability arising out of any transaction or state of facts existing prior to the date hereof.

          3.9 BUSINESS. The Company has all necessary franchises, permits, governmental licenses and other governmental rights and privileges necessary to permit it to own its property and to conduct its present business, except where the failure to do so would not have a material adverse effect on the Company or its business. the Company is not in violation of any law, regulation, authorization or order of any public authority relevant to the ownership of its properties or the carrying on of its present business, except where such violation would not have a material adverse effect on the condition, assets, liabilities, prospects, business or properties of the Company.

          3.10 NON-CONTRAVENTION. The execution, delivery and performance by the Company of this Agreement does not and will not
(i) contravene or conflict with the certificate of incorporation or bylaws of the Company, or (ii) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Company in any manner which would materially and adversely affect Investor's rights or its ability to realize the intended benefits under this agreement.

          3.11 FILINGS. The Company has filed all reports required to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934 (the "1934 Act"), including (i) the Company's annual report on Form 10-K for the fiscal year ended June 30, 1994, (ii) its quarterly reports on Form 10-Q for its fiscal quarters ending March 31, 1995 and December 31 and September 30,

                                5.

1994, and (iii) all of its other reports (including without limitation reports on Form 8-K, statements, schedules and registration statements filed with the Commission since June 30,
1994). As of its filing date, no such report or statement filed pursuant to the 1934 Act contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

          4.   REPRESENTATIONS AND WARRANTIES OF INVESTOR.
Investor hereby represents and warrants to the Company as follows:

          4.1 INVESTMENT EXPERIENCE. Investor is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended, (the "Securities Act") and was not organized for the specific purpose of acquiring the Common Stock. It has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof.

          4.2 PURCHASE FOR OWN ACCOUNT. Investor is acquiring the Common Stock for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any of the Common Stock. Investor understands that the shares of Common Stock have not been registered under the Securities Act by reason of an exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of its investment intent as expressed herein.

          4.3 RESTRICTED SECURITIES. Investor understands that the Common Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act, or an exemption therefrom, and that in the absence of an effective registration statement covering the Common Stock or an available exemption from registration under the Securities Act, the Common Stock must be held indefinitely. In the absence of an effective registration statement covering the Common Stock, Investor will sell, transfer, or otherwise dispose of the Common Stock only in a manner consistent with its representations and agreements set forth herein.

          4.4 INFORMATION. Investor acknowledges that it has received all the information it has requested from the Company and considers necessary or appropriate for deciding whether to purchase the Common Stock. Investor represents that it has had an opportunity to ask questions and receive answers from the Company regarding the Company and the terms and conditions of the offering of the Common Stock, and to obtain an additional information necessary to verify the accuracy of the information given the Investor.


                                6.

          4.5 LEGEND. It is understood that the certificates evidencing the Common Stock may bear substantially the following legend:

               a. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

               b. Any legend required by the laws of the State of California or any other applicable jurisdiction.

          4.6 LIMITATIONS ON DISPOSITION. Investor agrees not to make any disposition of all or any portion of the shares of the Company's Common Stock purchased pursuant to this Agreement unless and until (a) there is then in effect a Registration Statement under the Securities Act of 1933 covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or (b) Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

          5. INVESTOR RIGHTS. The Company shall for a period of five (5) years from the First Closing Date (the "Rights Period") provide Investor with the following rights and privileges:

          5.1 INFORMATION RIGHTS. The Company shall provide Investor with semi-annual comprehensive scientific seminars on its scientific and clinical progress in the area of gene therapy to be held at such time and place as is determined by the parties.

          5.2 BOARD REPRESENTATION. The Company shall nominate and use its best efforts to have elected to the Company's Board of Directors a representative of Investor, which representative shall be subject to the reasonable approval of the Company. If the Company is unable to have such representative elected to its Board of Directors, such representative shall have the right to receive notice of and to attend all meetings of the Company's Board of Directors.

          5.3  RIGHTS WITH RESPECT TO ONCOLOGY PARTNERSHIP
PROPOSALS.  Subject to the terms and conditions specified in this
Section 5.3, the Company hereby grants to

                                7.

Investor certain rights ("Oncology Rights"), with respect to discrete drug discovery development programs in the field of oncology that are internally initiated by the Company (each an "Oncology Program"), [INFORMATION HAS BEEN OMITTED HEREIN
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2.] Notwithstanding the previous sentence, Investor shall have certain rights with respect to the Excluded Programs as provided in Section 5.3(c) below.

               a. SCOPE OF ONCOLOGY RIGHTS. Prior to entering into a corporate partnering transaction with a third party with respect to a particular Oncology Program, whether for research, development, manufacturing, and/or marketing purposes (a "Corporate Transaction"), or in the event the Company is approached by a third party with respect to a Corporate Transaction, the Company shall deliver written notice to Investor of its intention to enter into such Corporate Transaction (the "Transaction Notice"). Such Transaction Notice shall (i) identify the particular vector and gene covered by such Oncology Program as well as sufficient scientific data and other confidential information as may allow the Investor to evaluate the research and development status of such Oncology Program and (ii) set forth all material business terms and conditions of the proposed Corporate Transaction.

               b. PARTICIPATION RIGHTS OF INVESTOR. From the date Investor receives the Transaction Notice, Investor shall have the right to evaluate, discuss and negotiate in good faith the definitive terms and conditions of a Corporate Transaction regarding such Oncology Program with the Company for a period not to exceed ninety (90) days (the "Negotiation Period"). If within such ninety (90) day period the Company and Investor enter into a binding letter of intent containing the principal terms of an agreement with respect to a Corporate Transaction, then both parties shall have an additional ninety (90) days to complete and execute the definitive agreements for such Corporate Transaction. If at any time during a Negotiation Period, Investor determines that it does not intend in good faith to pursue a Corporate Transaction with the Company, Investor shall so notify the Company and thereby terminate the Company's obligations under this Section
5.3 for a period of eighteen (18) months from the date of the Transaction Notice. If, despite mutual good faith attempts at negotiation, the Company and Investor cannot agree on terms and conditions for the Corporate Transaction, then Investor shall have the right, during the Negotiation Period to deliver to the Company a binding written offer executed by the Investor containing definitive terms and conditions for a Corporate Transaction on such Oncology Program (the "Firm Offer"). If the Investor has delivered a Firm Offer to the Company and the Company has chosen not to accept such Firm Offer, then the Company shall agree, for a period of eighteen (18) months not to enter into a Corporate Transaction with respect to such Oncology Program with any third party unless the terms and conditions of such Corporate Transaction are, on balance, more favorable to the Company than those set forth in the Firm Offer. If Investor disputes that any Corporate Transaction proposed to be consummated by the Company is on terms not more favorable to the Company than

                                8.

the terms contained in its Firm Offer, then such dispute shall first be resolved by the chief executive officers of the Company and Investor's pharmaceutical group, using such valuation practices as are customary and reasonable given the circumstances. If the parties still cannot agree, then they shall engage the services of a mutually acceptable nationally recognized investment bank which shall deliver a written opinion on the relative value to the Company of the terms and conditions of the two proposals. If such opinion indicates that the terms and conditions of the third party transaction are materially less favorable to the Company than those set forth in the Firm Offer, then the Company shall not be entitled to consummate the third party transaction without first reoffering such transaction to the Investor. Notwithstanding the foregoing, once a period of eighteen (18) months has passed since the date of any Transaction Notice for any Oncology Program, the Company shall once again be required to deliver a Transaction Notice with respect to such Oncology Program prior to entering into any Corporate Transaction for such Oncology Program with a third party.

               c. RIGHTS WITH RESPECT TO EXCLUDED PROGRAMS. In the event the Company has not entered into a Corporate Transaction with a third party within eighteen (18) months from the First Closing Date with respect to an Excluded Program, then such Excluded Program shall become part of Oncology Rights at the end of such eighteen (18) month period. In addition, the Company hereby represents and warrants to the Investor that it may, even prior to the expiration of such eighteen (18) month period discuss or enter into a collaborative relationship with respect to a specific gene and vector development program encompassed within the Excluded Program during the term of this Agreement, and will enter into such discussion upon request by the Investor.

          6. REGISTRATION RIGHTS. The Company agrees to provide Investor with the registration rights as set forth on EXHIBIT A attached hereto and incorporated by this reference.

          7.   MISCELLANEOUS.

          7.1 NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of Investor or the Company in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          7.2 AMENDMENTS, WAIVERS AND CONSENTS. Except as otherwise expressly provided in this Agreement, changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein or therein set forth may be omitted or waived, so long as the parties so agree in writing. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only to the extent expressly set forth therein.

                                9.

          7.3 ADDRESSES FOR NOTICES. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed or telegraphed or telecopied or delivered to the applicable party at the addresses indicated below:

               If to the Company:

                    Somatix Therapy Corporation
                    1301 Marina Village Parkway
                    Suite 310
                    Alameda, CA  94501-1034
                    Attention:  Edward O. Lanphier

             with a copy to:

                    Brobeck, Phleger & Harrison
                    2200 Geng Road
                    Palo Alto, CA 94303
                    Attention:  J. Stephan Dolezalek, Esq.






             If to Investor:

                    Bristol-Myers Squibb Company
                    Pharmaceutical Research Institute
                    Pharmaceutical Group
                    P.O. Box 4000
                    Princeton, N.J. 08543-4000
                    Attention: Charles Linzner, Esq.

Either party may change its address by written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall, when mailed or telecopied or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

          7.4 EXPENSES. Irrespective of whether the Closing(s) are effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          7.5 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon

                                10.

the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          7.6 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Agreement shall survive the execution and delivery hereof and the Closing(s) hereunder, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

          7.7 PRIOR AGREEMENTS. This Agreement constitutes the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

          7.8 SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

          7.9 PUBLIC DISCLOSURE. Neither party shall make any public disclosure concerning the transactions contemplated hereby without prior consultation with the other party; provided, however, that nothing herein shall preclude either party from making such disclosure as is required by applicable laws binding on it as long as the disclosing party has exercised good faith efforts under the circumstances to consult with the other party as provided in this
Section 7.9.

          7.10 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with, the laws of the State of Delaware without giving effect to principles of conflict of laws.

          7.11 HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          7.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing any such counterpart.

          7.13 ATTORNEY'S FEES. If any action at law or in equity is brought for a breach of representation or warranty made herein or necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                                11.

               IN WITNESS WHEREOF, the Company and Investor have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                         SOMATIX THERAPY CORPORATION


                         By: ______________________________________

                         Title: ___________________________________

                         Date: ____________________________________


                         INVESTOR


                         By: ______________________________________

                         Title: ___________________________________

                         Date: ____________________________________

                                12.